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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                October 27, 2005

                             FRONTIER AIRLINES, INC.
             (Exact name of registrant as specified in its charter)

            Colorado                    0-24126                84-1256945
           (State of                  (Commission           (I.R.S. Employer
         Incorporation)               File Number)         Identification No.)

          7001 Tower Road, Denver, Colorado                       80249
       (Address of principal executive offices)                 (Zip Code)

                                  720-374-4200
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATION AND FINANCIAL CONDITION

On October 27, 2005, Frontier Airlines, Inc. issued a press release announcing its financial results for its second fiscal quarter ending September 30, 2005. A copy of the press release dated October 27, 2005 entitled "Frontier Airlines Reports Fiscal Second Quarter 2006 Results" is attached hereto as Exhibit 99.01.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

Exhibit 99.01 Press Release dated October 27, 2005 entitled "Frontier Airlines Reports Fiscal Second Quarter 2006 Results".

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     FRONTIER AIRLINES, INC.


Date: October 27, 2005                               By:  /s/  Jeff S. Potter
                                                          ----------------------
                                                     Its: President and CEO


                                                     By:  /s/  Paul H. Tate
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                                                     Its: CFO